Exhibit 10.19

REIMBURSEMENT AGREEMENT;

GENERAL SECURITY AGREEMENT

This Reimbursement Agreement; General Security Agreement (this “Agreement”) is entered into as of April 9, 2010 (“Effective Date”) by and between SCYNEXIS, Inc., a Delaware corporation (“Debtor”), and sanofi-aventis, a French Société Anonyme (“Secured Party”). In consideration of the premises, covenants, and agreements set forth below, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.	On the date hereof, Debtor has entered into a Letter Agreement with HSBC Bank USA, National Association (the “Lender”), dated as of April 9, 2010 (the “Credit Agreement”). At the request of the Debtor and in order to induce the Lender to make credit available to the Debtor, Secured Party has agreed to guaranty the repayment of sums owed by the Debtor to the Lender under the Credit Agreement, pursuant to that certain Guaranty dated as of April 9, 2010 executed by the Secured Party in favor of the Lender or any other guaranty which may be issued by Secured Party to support any credit made available to Debtor (collectively, the “Guaranty”).

In the event that Secured Party makes any payment to the Lender (or its successors, transferees, or assignees) pursuant to the Guaranty, the Debtor hereby agrees to reimburse Secured Party or its designee for any and all payments made by the Secured Party to the Lender. (Such reimbursement obligations and all other sums payable by the Debtor to Secured Party pursuant to this Agreement (including without limitation, principal, interest, (including but not limited to, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of the Debtor), fees or other amounts payable hereunder) and are hereinafter referred to as the “Obligations”).

2.

The Debtor agrees to pay the amount of all outstanding Obligations in full within thirty (30) days of the Secured Party’s payment of such amounts to the Lender (or any successor, transferee or assignee thereof). The Debtor agrees to pay interest on the unpaid amount of outstanding Obligations from the date such amount is paid to the Lender (or any successor, transferee or assignee thereof) by the Secured Party until the date that the Debtor repays the Secured Party for such Obligations (“Interest Period”) at the rate of LIBOR plus five percent (5%). For the foregoing purposes, “LIBOR” shall mean, that rate per annum for United States dollar deposits with a one month maturity for an amount equal or comparable to the outstanding principal balance under this Agreement, as reported on Telerate page 3750 (or if not so reported, then as determined by Secured Party from another recognized source of interbank quotations of Secured Party’s choice), as of 11:00 a.m. London time, two (2) London business days prior to the commencement of each Interest Period for settlement in immediately available funds by major top credit quality banks in the London Interbank Market. LIBOR shall be rounded to the next higher 1/16th of 1%. All computations of interest shall be made by the Debtor

Scynexis, Inc. (Debtor) — sanofi-aventis (Secured Party)

Reimbursement Agt; General Security Agt

April 2010

on the basis of a year of 360 days, in each case for the actual number of days (including the first day, but excluding the last day) occurring in the period for which such interest is payable. Interest shall be payable monthly on the first day of each calendar month during which the Obligations remain outstanding.

3.	The Debtor agrees that Secured Party and its employees, officers, and directors have no obligation as a condition to receiving reimbursement of amounts paid under the Guaranty or for the purposes of imposing liability or otherwise (i) to determine whether the Debtor is in fact in default under the Credit Agreement or (ii) to determine whether there are any offsets or defenses to the sums paid by Secured Party under the Guaranty. The rights of Secured Party to reimbursement of all sums paid by Secured Party under the Guaranty are unconditional. The Obligations shall survive any termination, repayment, cancellation, rescission, or amendment of the Credit Agreement, until such time that the Debtor pays such Obligations in full in accordance with the terms of this Agreement. All rights of the Secured Party, all Obligations of the Debtor and the liens hereunder, are absolute and unconditional, irrespective of any lack of validity or enforceability of the Credit Agreement, any related document or any other agreement, or any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Debtor in respect of the Obligations or this Agreement. In addition, the Debtor agrees to pay Secured Party any reasonable attorneys’ fees incurred by Secured Party in collecting the Obligations from the Debtor or in enforcing this Agreement.

4.	Debtor shall defend, indemnify and hold the Secured Party harmless for all claims, actions, losses, damages, expenses (including court costs and attorneys’ fees) or other liabilities of any kind whatsoever, that the Secured Party may suffer in connection with the Guaranty and this Agreement, except for such third party claims, actions, losses, damages, expenses or other liabilities that arise from the gross negligence or willful misconduct of Secured Party or its employees, officers, directors or agents.

5.	All payments shall be made free and clear and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority (collectively, “Taxes”). If any Taxes are required to be withheld from any amounts payable to the Secured Party hereunder, then the amounts so payable to the Secured Party shall be increased, and the Debtor shall be liable to pay to the Secured Party the amount of such increase, to the extent necessary to yield to such Secured Party (after payment of all such Taxes) the full amount of all Obligations payable hereunder. The Obligations shall be paid by the Debtor without regard to any equities between the Debtor and the Secured Party or any right of setoff or cross-claim.

Scynexis, Inc. (Debtor) — sanofi-aventis (Secured Party)

Reimbursement Agt; General Security Agt

April 2010

6.	The Debtor expressly waives with respect to Secured Party only: (a) notice of acceptance of this Agreement and of all extensions of credit to the Debtor; (b) presentment and demand for payment of the Obligations, (c) protest and notice of dishonor or of default; (d) any modifications, renewals or restatements of any obligation of Secured Party relating to the Obligations by operation of law or by action of any court, (e) all other notices to which the Debtor might otherwise be entitled; (f) demand for payment or performance under this Agreement; and (g) any rights of the Debtor pursuant to North Carolina General Statute §26-7.

7.	In consideration of the Obligations, the Debtor agrees that, in order to provide Secured Party with security for payment and performance of all Obligations, the Debtor hereby grants the Secured Party (or any other person designated by Secured Party) a first priority security interest in all of the Debtor’s right, title and interest in and to the following, whether now existing or hereafter from time to time acquired, made, created or accruing: (i) all equipment, furniture, machinery, fixtures and appliances, and all software and databases (electronic or other) and the use and enjoyment of such software and databases, excluding the Debtor’s HEOS® information management software and/or the use and enjoyment thereof, together with all parts, accessories and attachments and all replacements thereof and additions thereto employed or useful in the operation of the Debtor’s business and owned by Debtor, regardless of where located; (ii) all leasehold improvements owned by Debtor; (iii) all accounts receivable and (iv) all books and records, computer tapes and programs, manuals, instructions and ledger books arising out of or related to any of the foregoing (collectively “Records”), and all accessions to, substitutions for and all replacements, products and proceeds of each of the foregoing, including without limitation, with respect to all of the foregoing, insurance or condemnation proceeds owing therefrom (and any other rights or claims of Debtor (whether current, future, actual or contingent) granted pursuant to any insurance policy issued in connection with the foregoing), all property received wholly or partly in trade or exchange of any of the foregoing, all leases of any of the foregoing, and all rents, revenues, issues, profits, and proceeds arising from the sale, lease, license, encumbrance, collection or any other temporary or permanent disposition of any of the foregoing or any interest therein (all of the foregoing being hereinafter referred to collectively as the “Collateral”). The Debtor and the Secured Party agree that the security interest hereby granted attaches upon the execution of this Agreement.

Secured Party shall have no duty of care with respect to the Collateral, except that Secured Party shall exercise reasonable care with respect to Collateral in Secured Party’s custody, but shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which Secured Party accords its own property, or if Secured Party takes such action with respect to the Collateral as the Debtor shall request in writing, but no failure to comply with any such request nor any omission to do any such act requested by the Debtor shall be deemed a failure to exercise reasonable care, nor shall Secured Party’s failure to take steps to preserve rights against any parties or property be deemed a failure to have exercised reasonable care with respect to Collateral in Secured Party’s custody.

Scynexis, Inc. (Debtor) — sanofi-aventis (Secured Party)

Reimbursement Agt; General Security Agt

April 2010

Notwithstanding anything to the contrary contained in this Agreement, and for valuable consideration receipt of which is hereby acknowledged by the Debtor, the Debtor hereby irrevocably and immediately grants the Secured Party an irrevocable license to use the HEOS® information management software, together with all parts, accessories and attachments and all replacements thereof and additions thereto, as loaded from time to time in any tangible Collateral, provided that the Secured Party undertakes not to make use of the subject matter of such license prior to any Event of Default; the license granted hereunder by the Debtor includes, without limitation, the right for the Secured Party, at any time after the occurrence of an Event of Default, to grant sublicenses to any third parties to use the subject matter of the license granted to the Secured Party pursuant to this provision. Besides, without prejudice and in addition to the rights (whether current, future, actual or contingent) of the Secured Party under section 17 of this Agreement, the Secured Party shall have the right, at any time after the occurrence of an Event of Default, to assign or otherwise transfer (or create any trust over or any security interest in) all its rights (whether current, fixture, actual or contingent) resulting from the license granted by the Debtor under this section 7, to, in favour of, or for the benefit of any third party.

8.	The Debtor further agrees and covenants, (a) that, if Secured Party so demands in writing at any time after the occurrence of an Event of Default hereunder, all proceeds of the Collateral shall be delivered to Secured Party promptly in a manner satisfactory to Secured Party; (b) that, if Secured Party so demands in writing at any time after the occurrence of an Event of Default hereunder, all Records shall be delivered to Secured Party at the time and place and in the manner in which specified by Secured Party’s demand; (c) to execute and deliver, upon request, any notice, statement, instrument, document, agreement or other papers and to perform any act requested by Secured Party which may be necessary to create, perfect, preserve, validate or otherwise protect any security interest granted pursuant hereto or to enable Secured Party to exercise and enforce its rights hereunder or with respect to such security interest; (d) that during the period that any sums owed to the Lender (or any successor, transferee or assignee thereof) under the Credit Agreement remain unpaid and prior to the termination of the Credit Agreement and thereafter for so long as this Agreement remains in effect, the Debtor will not, without obtaining Secured Party’s prior written approval, dispose of (except in the ordinary course of business) or, create, incur, assume, or suffer to exist any lien, security interest in or security title with respect to the Collateral pursuant to a security agreement subject to the Uniform Commercial Code or any similar law of any jurisdiction or otherwise, except as herein provided, and the Debtor will not sign or file or authorize the signing or filing of a financing statement under the said Uniform Commercial Code of any jurisdiction with respect to the Collateral or any portion thereof, except as herein provided.

Scynexis, Inc. (Debtor) — sanofi-aventis (Secured Party)

Reimbursement Agt; General Security Agt

April 2010

9.	The Debtor shall preserve and maintain the lien created by this Agreement and will protect and defend its title to the Collateral so that the lien so granted shall be and remain a first priority security interest in the Collateral. If, in the Secured Party’s reasonable opinion, any lien may create an obligation having priority over the lien granted hereby, the Secured Party may, in addition to all other rights and remedies provided hereunder and under law or equity, pay such lien and the amount of such payment shall be charged to the Debtor and secured by the lien granted hereby. The Debtor further agrees to provide Secured Party with such information as Secured Party may from time to time request with respect to the location of any of the Debtor’s business. In addition, Secured Party will be notified promptly in writing of a change in location of the Debtor’s principal place of business or of a change in location of any Collateral, or of a change in the Debtor’s name, identity or structure.

10.	The Debtor will maintain insurance on such of the Collateral, with such companies, in such amounts, against such risks and such insurers as Secured Party may reasonably request. All policies of insurance will specify that Secured Party is an additional insured as its interest may appear and shall provide that such insurance shall not be cancelable by the Debtor or the insurer without at least 10 days advance written notice to Secured Party. In the event any or all insurance hereinbefore provided for is canceled, any returned premium thereon shall be collected by Secured Party and may be applied by Secured Party to any part of the Obligations, whether matured or unmatured. If the Debtor fails to maintain such insurance, Secured Party may, at its option, but without obligation, purchase such insurance or pay any premium owing, and any such sum paid by Secured Party shall be payable by the Debtor on demand by Secured Party or at its option may be added to any of the Obligations and secured hereby. The Debtor shall deliver to the Secured Party such certificates, endorsements, and other evidence of such insurance as the Secured Party may reasonably request. The Debtor will pay all taxes, license fees and other impositions on the Collateral as well as the cost of repairs and maintenance. Secured Party may, at its option, but without obligation, pay any and all amounts for taxes, repairs and other costs, expenses and liabilities, and any such sum shall be payable on demand or added to the Obligations and secured hereby.

The Debtor shall cause the Collateral to be maintained and preserved in good condition, repair, and working order, excepting ordinary wear and tear. The Debtor shall not permit any of the Collateral to become a fixture to any real estate that is not subject to a mortgage or deed of trust made by the Debtor in favor of the Secured Party. The Debtor shall, on demand therefore by the Secured Party, deliver to the Secured Party any and all evidence of ownership of any of the Collateral (including without limitation, certificates of title and applications for title). Debtor shall not misuse, conceal or in any way use or dispose of the Collateral unlawfully or contrary to the provisions of this Agreement or any insurance coverage. Loss of, damage to, or uncollectability of the Collateral or any part thereof will not release Debtor from any of its obligations hereunder. The exercise by the Secured Party of any of the rights under this Agreement shall not release Debtor from any of its duties or obligations under any such Collateral and the Secured Party is not obligated or liable under any such Collateral by reason of this Agreement, nor is the Secured Party obligated to perform any obligations or duties of the Debtor thereunder or to take any action hereunder.

Scynexis, Inc. (Debtor) — sanofi-aventis (Secured Party)

Reimbursement Agt; General Security Agt

April 2010

11.	The Debtor represents and warrants to Secured Party (which representations and warranties shall be deemed to be renewed as of the date of each renewal or extension of credit under any of the Obligations and shall continue in effect until no Obligations remain outstanding and this Agreement is terminated) that:

a.	Except as set forth on Exhibit A, the Debtor is the absolute and sole owner of the Collateral free and clear of all security interests, liens, claims and encumbrances whatsoever, other than those evidenced by this Agreement.

b.	The Collateral is located at the address(es) described on Exhibit B.

c.	Secured Party and any persons designated by it shall have the right to call at the place where the Collateral is located at any reasonable time and without hindrance or delay to inspect the Collateral.

d.	The Debtor’s legal name is the name listed below and the following is the only names used by the Debtor during all or any part of the thirteen-year period preceding the date of this Agreement:

SCYNEXIS, Inc., provided however that the Debtor was formerly known as “SCYNEXIS Chemistry & Automation, Inc.” and as “ScyRex, Inc.”

e.	The Debtor will promptly advise Secured Party in writing of any change in name, identity or structure of the Debtor or any change of the Collateral locations listed above or the opening of any new places of business or the closing of the Debtor’s existing places of business.

f.	Except as set forth on Exhibit A, the Debtor has the power to make, deliver and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement is the valid obligation of the Debtor, legally binding upon the Debtor and enforceable in accordance with its terms. No consent or approval of any other person or entity, under the terms of any contract or otherwise, and no consent, license, approval or authorization of any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity and enforceability of this Agreement.

Scynexis, Inc. (Debtor) — sanofi-aventis (Secured Party)

Reimbursement Agt; General Security Agt

April 2010

g.	The Debtor’s execution, delivery and performance of this Agreement, does not violate any of the terms, conditions or obligations of: (i) its certificate of incorporation or bylaws; (ii) any indenture, contract, permit, agreement or other instrument to which Debtor is a party or by which it or any of the Collateral is bound; or (iii) any law, regulation, ruling, order, injunction, decree or other requirement applicable to or imposed upon the Debtor by any law, the action of any court or other governmental authority or agency.

h.	The Debtor’s principal place of business is listed below:

3501C Tri-Center Boulevard

Durham, North Carolina 27713

i.	Within thirty (30) days after the Effective Date of this Agreement, Debtor shall provide to the Secured Party written evidence that each secured party listed in Exhibit A has filed or authorized the Debtor to file the applicable termination filing, for each filing officer with whom a financing statement was filed, terminating all security interests and liens granted pursuant to the Loan and Security Agreement and Master Security Agreement (each as defined in Exhibit A).

j.	The Debtor has not during the period of October 31, 2009 until and including the Effective Date, (i) sold, leased, transferred or otherwise disposed of the Collateral or any part of the Collateral or any interest therein; (ii) suffered any judgment affecting the Collateral or any part therein; or (iii) suffered any demolition or injury or waste to the Collateral, which materially impaired the value of such Collateral. The Debtor represents and warrants that it is legally entitled to procure a full and unconditional release and discharge of any security right or interest which would, but for such discharge or release, rank equally with or superior to the security interest granted to the Secured Party herein and that all obligations secured by such prior security interest have been paid in full.

12.	The following shall constitute defaults or events of default hereunder (“Events of Default”) :

a.	Failure by the Debtor to pay within five (5) days of when due any payments which are due and payable hereunder; or

Scynexis, Inc. (Debtor) — sanofi-aventis (Secured Party)

Reimbursement Agt; General Security Agt

April 2010

b.	Failure by the Debtor to keep, perform or observe any covenant, term or condition required to be kept, performed or observed by the Debtor hereunder and the failure to cure the same within thirty (30) days after receipt of notice of default from Secured Party, or Debtor’s breach of any representation or warranty contained herein in any material respect; or

c.	If the Debtor (i) files a petition or has a petition filed against it under the United States Bankruptcy Code or any proceeding for the relief of insolvent debtors; (ii) generally fails to pay its debts as such debts become due; (iii) has a custodian appointed for the Debtor or for substantially all of its assets; (iv) benefits from or is subject to the entry of an order for relief by any court of insolvency, (v) makes an admission of insolvency seeking the relief provided in the United States Bankruptcy Code or any other insolvency law; (vi) makes an assignment for the benefit of creditors; (vii) has a receiver appointed, voluntarily or otherwise, for its property; (viii) suspends business; or (ix) becomes insolvent, however otherwise evidenced, and in the case of an involuntary petition or proceeding, the same is not dismissed within sixty (60) days after being filed; or

d.	Any attempted enforcement of or realization upon any security interest, lien or judgment affecting the Collateral or any part thereof; or

e.	Any attachment, garnishment, execution or other process is issued against any Collateral or any part thereof; or

f.	The Debtor’s creation, incurrence, assumption or suffering to exist any Lien on any of the Collateral or any part therein to secure the indebtedness of Debtor or any other person except for such existing Lien that Debtor is legally entitled to have terminated as of the date hereof. For the foregoing purposes, “Lien” means any mortgage, pledge, hypothecation, encumbrance, lien (statutory or other), charge or other security interest or any similar preferential agreement or arrangement and the filing of any financing statement under the Uniform Commercial Code or comparable laws of any jurisdiction; or

g.	Any actual or threatened demolition or injury or waste to the Collateral which may materially impair the value of the Collateral, except to the extent such demolition, injury or waste is covered by insurance; or

h.	The Debtor commences the process of liquidation or dissolution or its charter expires or is revoked; or

Scynexis, Inc. (Debtor) — sanofi-aventis (Secured Party)

Reimbursement Agt; General Security Agt

April 2010

i.	The Debtor sells, leases, transfers (or creates any trust for the benefit of any person) or otherwise disposes of the Collateral or any part of the Collateral, or any interest therein, contrary to the provisions of this Agreement without prior consent of the Secured Party.

13.

Upon the occurrence of an Event of Default, or at any time thereafter, Secured Party may declare any or all of the Obligations immediately due and payable, without presentment, demand, protest, or notice of any kind, demand or notice to the Debtor. Furthermore, upon the occurrence of any such Event of Default, or at any time thereafter, Secured Party, at its option, may terminate any obligation to guarantee any further advances or amounts then outstanding under the Credit Agreement and may notify the Lender (and/or any successor, transferee or assignee thereof) of such termination. Upon an Event of Default, or at any time thereafter, Secured Party may also peacefully enter upon the Debtor’s premises, or wherever the Collateral is located, and peacefully take possession thereof, and maintain such possession on the Debtor’s premises, or demand and receive such possession from any person who has possession thereof, or remove the Collateral or any part thereof, to such other places as the Secured Party may desire, all without any obligation, and without notice (except as specified below) and with or without taking possession thereof, sell, lease, assign, grant options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any location chosen by the Secured Party, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as are commercially reasonable. In addition to and independent of any of the ongoing rights or other rights, Secured Party shall also have all of the rights and remedies provided to a secured party by the Uniform Commercial Code in effect in North Carolina at that time or other applicable law. In addition thereto, the Debtor further agrees that (i) in the event that notice is necessary under applicable law, written notice mailed to the Debtor at the address given below five (5) business days prior to the date of public sale of any of the Collateral subject to the security interest created herein or prior to the day after which private sale of any other disposition of said Collateral will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other time shall be sufficient; (ii) in the event of sale or other disposition of any such Collateral, Secured Party may apply the proceeds of any such sale or disposition to the satisfaction of its reasonable attorneys’ fees, legal expenses, and other costs and expenses reasonably incurred in connection with its taking, retaking, holding, preparing for sale, and selling of the Collateral and to any of the Obligations in such order as Secured Party, in its discretion, may elect; (iii) without precluding any other methods of sale, the sale of Collateral shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of lenders disposing of similar property but in any event Secured Party may sell on such terms as Secured Party may choose, without assuming any credit risk and (iv) Secured Party may require the Debtor to assemble the Collateral, taking all necessary or appropriate action to preserve and keep it in good condition, and make such available to Secured Party at a place and time convenient to both parties, all at the expense of the Debtor. Furthermore, in any such event, to the extent permitted under applicable law, the

Scynexis, Inc. (Debtor) — sanofi-aventis (Secured Party)

Reimbursement Agt; General Security Agt

April 2010

Debtor waives all rights which the Debtor has or may have as to notice and to a judicial hearing prior to any seizure of the Collateral by Secured Party and full power and authority are hereby given Secured Party to sell, assign, and deliver the whole of the Collateral or any parties thereof, at any time(s) at any broker’s board, or at public or private sale, at its option, and no delay on its part in exercising any power of sale or any rights or options hereunder, and no notice of demand, which may be given to or made upon the Debtor by Secured Party with respect to any power of sale or other right or option hereunder, shall constitute a waiver thereof, or limit or impair Secured Party’s right to take any action or to exercise any power of sale or any other rights hereunder, without notice or demand, or prejudice Secured Party’s rights as against the Debtor in any respect.

14.	Any and all of Secured Party’s rights with respect to the security interest hereunder shall continue unimpaired, and the Debtor shall be and remain obligated in accordance with the terms hereof, notwithstanding the release or substitution of any Collateral at any time or of any rights or of interest therein, or any delay, extension of time, renewal, compromise or other indulgence granted by Secured Party in reference to any of the Obligations, or any promissory note, draft, bill of exchange or other instrument given in connection therewith, the Debtor hereby waiving all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if the Debtor had expressly agreed thereto in advance.

15.	No delay on Secured Party’s part in exercising any power of sale, option or other right hereunder, and no notice or demand which may be given to or made upon the Debtor by Secured Party, shall constitute a waiver thereof, or limit or impair Secured Party’s right to take any action or to exercise any other power of sale, option or any other right hereunder, without notice or demand, or prejudice Secured Party’s rights as against the Debtor in any respect.

16.	The Debtor shall, from time to time, promptly execute and file such financing statements as Secured Party may request in order to create, evidence, perfect or preserve any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Secured Party is authorized, at its option, to file financing or continuation statement(s) or amendments thereto without the signature of the Debtor with respect to any of the Collateral; the Debtor agrees to reimburse Secured Party for the expense of any such filing. The Debtor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail, and will permit the Secured Party and/or its designated agents, at any time during the Debtor’s usual business hours, to inspect and/or conduct audits with respect to the Collateral. The Debtor hereby irrevocably appoints the Secured Party the Debtor’s attorney-in-fact, with full authority to take any action and to execute any instrument that the Secured Party may deem necessary to carry-out the provisions of this Agreement, including without limitation, to execute and file any UCC financing statements the Secured Party deems necessary or appropriate.

Scynexis, Inc. (Debtor) — sanofi-aventis (Secured Party)

Reimbursement Agt; General Security Agt

April 2010

17.	Secured Party may assign or otherwise transfer this Agreement, or any instrument(s) evidencing all or any of the Obligations, and any agreement relating thereto (other than the Guaranty, which shall not be assigned or transferred by Secured Party) and, upon the occurrence of an Event of Default, may deliver all or any of the Collateral to the transferee(s), who shall thereupon become vested with all the powers and rights in respect thereto given to Secured Party herein or in the instrument(s) transferred, and Secured Party shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect thereto, without prejudice to the retention by Secured Party of all rights and powers hereby given with respect to any and all instruments, rights or property not so transferred. The Debtor may not assign its rights or delegate its duties hereunder without Secured Party’s written consent.

18.	This is a continuing agreement and shall remain in full force and effect until revoked by Secured Party in writing or written notice shall have been received from the Debtor by Secured Party that it has been revoked, but any such notice by the Debtor shall not release the notifying party (or parties) from any liability, responsibility, lien or security interest created hereunder with respect to such of the Obligation(s) as may have been theretofore incurred and any renewals, extensions or modifications of such Obligations and any expenses paid or incurred by Secured Party in endeavoring to collect the Obligations, including attorneys’ fees, or realize upon the Collateral or in enforcing this Agreement. Furthermore, if this Agreement is terminated, or revoked by operation of law as against the Debtor, the Debtor will indemnify and save Secured Party, its successors or assigns, harmless from any loss which may be suffered or incurred by Secured Party in making, giving, granting or extending any loan or other credit, or otherwise acting, hereunder prior to receipt by Secured Party of notice in writing of such termination or revocation.

19.	The Debtor agrees that the security interest granted hereby shall remain in full force and effect and shall not be released by Secured Party until all Obligations have been indefeasibly paid in full and such payments are no longer subject to rescission, recovery or repayment upon the bankruptcy, insolvency, reorganization, moratorium, receivership or similar proceeding affecting the Debtor.

20.	The Debtor will upon demand pay to the Secured Party the amount of any and all reasonable expenses (including fees and disbursements of its counsel) which the Secured Party may incur in connection with (i) the custody, use or operation of, or the sale of, or other realization upon, any of the Collateral, or (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder.

Scynexis, Inc. (Debtor) — sanofi-aventis (Secured Party)

Reimbursement Agt; General Security Agt

April 2010

21.	This Agreement shall be governed by the laws of the State of North Carolina in all respects, including matters of construction, validity and performance (without regard to its principles of conflicts of law); none of its terms or provisions may be waived, altered, modified, limited or amended except by an agreement expressly referring hereto and to which Secured Party consents in writing duly signed for Secured Party and on its behalf; the rights granted to Secured Party herein shall be supplementary and in addition to those granted in any other agreements with respect to the Obligations. This Agreement binds the Debtor, its successors and assigns, and inures to the benefit of the Secured Party, its successors and assigns.

Scynexis, Inc. (Debtor) — sanofi-aventis (Secured Party)

Reimbursement Agt; General Security Agt

April 2010

Executed this the 9th day of April, 2010.

Very truly yours,
SCYNEXIS, INC.

By:	/s/ Yves Ribeill	(Seal)
Yves Ribeill, President

ACCEPTED AND AGREED
SANOFI-AVENTIS

By:	/s/ Jérôme Contamine
Name:	Jérôme Contamine
Title:	Executive Vice President and Chief Financial Officer

Scynexis, Inc. (Debtor) — sanofi-aventis (Secured Party)

Reimbursement Agt; General Security Agt

April 2010

EXHIBIT A

Outstanding Security Interests, Liens, Claims and Encumbrances

A.

The Debtor is a party to that certain Venture Loan and Security Agreement (the “Loan and Security Agreement”), dated July 14, 2006, by and among Debtor, Horizon Technology Funding Company LLC (“Horizon”) and Bridge Bank, N.A. (“Bridge Bank”), pursuant to which the Debtor granted Horizon and Bridge Bank a security interest in certain of its assets to secure the Debtor’s obligations pursuant thereto. Upon the repayment of all outstanding obligations of the Debtor pursuant to the Loan and Security Agreement, which will be effected in connection with the closing of the Credit Agreement using a portion of the proceeds thereof, all security interests and liens granted pursuant to the Loan and Security Agreement will be immediately terminated.

B.

The Debtor is a party to that certain Master Security Agreement No. 4081055 dated June 28, 2004 (the “Master Security Agreement”), as amended, by and between the Debtor and Oxford Finance Corporation (“Oxford”), pursuant to which the Debtor granted Oxford a security interest in certain of its assets to secure the Debtor’s obligations pursuant thereto. Upon the repayment of all outstanding obligations of the Debtor pursuant to the Master Security Agreement, which will be effected in connection with the closing of the Credit Agreement using a portion of the proceeds thereof, all security interests and liens granted pursuant to the Master Security Agreement will be immediately terminated.

Scynexis, Inc. (Debtor) — sanofi-aventis (Secured Party)

Reimbursement Agt; General Security Agt

April 2010

EXHIBIT B

Location of Collateral

A.

3501C Tricenter Blvd

Durham, NC 27713

USA

B.

7020 Kit Creek Road

Building 2, Suite 160

Research Triangle Park, NC 27709

USA

Scynexis, Inc. (Debtor) — sanofi-aventis (Secured Party)

Reimbursement Agt; General Security Agt

April 2010